UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016 (October 28, 2016)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On October 28, 2016, Micronet Enertec Technologies, Inc. (the “Company”) and its wholly owned subsidiary Enertec Electronics Ltd. (collectively, the “Borrowers”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with YA II PV Ltd. (“YA II”), a Cayman Island exempt limited partnership and an affiliate of Yorkville Advisors Global, LLC, whereby YA II agreed to lend $500,000 to the Borrowers pursuant to a secured promissory note (the “Note”). The outstanding principal balance of the Note shall bear interest at 7% per annum. The Note matures on November 20, 2017. The Borrowers have agreed to make payments of $125,000 from the principal balance of the Note plus all accrued and unpaid interest on each of March 20, 2017, June 20, 2017, September 20, 2017 and November 20, 2017. Upon the occurrence of an Event of Default under the Note, all amounts payable may be due immediately. The Note, along with another Note held by YA II, is secured by a pledge of shares of Micronet Ltd. owned by Enertec Electronics Ltd.

A copy of the Note Purchase Agreement is attached hereto as Exhibits 10.1 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Note Purchase Agreement described in Items 1.01 and 2.03 above, the Company agreed to grant to YA II a five-year warrant (the “Warrant”) to purchase 66,000 shares of the Company’s common stock at an exercise price of $3.00 per share. The Warrant is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

In addition, on October 28, 2016, the Company agreed to amend the exercise price of a warrant previously issued to YA II on June 30, 2016 to purchase 66,000 shares of the Company’s common stock from $4.30 to $3.00 per share (the “Warrant Amendment”).

Copies of the Warrant and the Warrant Amendment are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

4.1	Common Stock Purchase Warrant.

4.2	Amendment to Stock Purchase Warrant dated June 30, 2016.

10.1	Note Purchase Agreement, dated as of October 28, 2016, between Micronet Enertec Technologies, Inc., Enertec Electronics Ltd. and YA II PN, Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: November 1, 2016	By:	/s/ David Lucatz
		Name:	David Lucatz
		Title:	President and Chief Executive Officer

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